Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                               13
Distribution Date:           14-Nov-96
Payment Date:                         15-Nov-96
Collection Period Beginning:              01-Oct-96
Collection Period Ending:              31-Oct-96
Note and Certificate Accrual Beginning:         15-Oct-96
Note and Certificate Accrual Ending:               15-Nov-96

BOND SUMMARY:
Beginning Class A Note Security Balance           $537,182,375.85
Beginning Class B Note Security Balance          $172,196,000.00
Beginning Certificate Security Balance             $30,304,000.00
Beginning Overcollateralization Amount            $49,729,034.60
Beginning Class A Adjusted Balance               $537,182,375.85
Beginning Class B Adjusted Balance            $172,196,000.00
Beginning Certficate  Adjusted Balance         $30,304,000.00
Beginning Overcollateralization Amount        $49,729,034.60
Ending Class A Note Security Balance             $522,808,509.75
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance            $30,304,000.00
Ending Overcollateralization Amount             $49,893,495.31
Ending Class A Adjusted Balance                $522,808,509.75
Ending Class B Adjusted Balance                 $172,196,000.00
Ending Certficate  Adjusted Balance         $30,304,000.00
Ending Overcollateralization Amount               $49,893,495.31
Class A Note Rate Capped at 13%                         5.622810%
Class B Note Rate Capped at 15%                         6.007810%
Certificate Rate Capped at 16%                      6.412810%
Class A Interest Due                            $2,600,964.10
Class B Interest Due                               $890,837.40
Certificate Yield  Due                           $167,342.99
Class A Interest Paid                           $2,600,964.10
Class B Interest Paid                              $890,837.40
Certificate Yield Paid                            $167,342.99
Class A Unpaid Interest                                  $0.00
Class B Unpaid Interest                                 $0.00
Certificate Unpaid Yield                                  $0.00
Class A Principal Paid                           $14,373,866.10
Class B Principal Paid                                 $0.00
Certificate Principal Paid                                 $0.00
OC Principal Paid                                       $0.00
Beginning Class A Net Charge-Off                       $0.00
Beginning Class B Net Charge-Off                        $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                          $0.00
Reversals Allocated to Class A                         $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                      $0.00
Reversals Allocated to OC  plus Acclerated Principal Pa
$164,460.71
 Total Charge-Offs:                                       $0.00
Charge-Offs Allocated to Class A                         $0.00
Charge-Offs Allocated to Class B                          $0.00
Charge-Offs Allocated to Certificates                    $0.00
Charge-Offs Allocated to OC                             $0.00
Ending Class A Net Charge-Off                         $0.00
Ending Class B Net Charge-Off                            $0.00
Ending Certificate Net Charge-Off                        $0.00
Ending OC Net Charge-Off                              $0.00
Bond Balance Reconciliation(should equal $0.00)          ($0.00)

Certificate Balance/Participation Invested Amount (Begi
3.8388%

Designated Certificate / Certificate Security (Balance
1.003168%
Designated Certificate  - Beginning of Month        $304,000.00
Principal Payments in Respect of  Designated Certificat
$0.00
Designated Certificate  - End of Month              $304,000.00
Interest Payments in Respect of Designated Certificate
$1,678.73

Designated Certificateholder Accelerated Principal Paym
$2,229,034.60
Accelerated Principal Payment (Sec. 3.05 (v))
$164,460.71
Payments to Holder of Designated Certificate in respect
$0.00
Designated Certificateholder Accelerated Principal Paym
$2,393,495.31

Designated Certificateholder Holdback Amount (Beginning
$47,500,000.00
Payments to Designated Certificates in Reduction of Hol
$0.00
Designated Certificateholder Holdback Amount (End of Mo
$47,500,000.00

Remaining Payments to Designated Certificates (Sec. 3.0
$0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
$1,208,892.55